EXHIBIT 21


                                                      RJR NABISCO HOLDINGS CORP.



                                                                                         Date of               Place of
        Name of Subsidiary                                                            Incorporation          Incorporation
        ------------------------------------------------------------------------------------------------------------------



        RJR Nabisco Holdings Corp.                                                    Oct 25, 1988           Delaware
        RJR Nabisco, Inc.                                                             Mar 04, 1970           Delaware

        Airco IHC, Inc.                                                               Mar 22, 1989           Delaware
        AO ISMA                                                                       Nov 19, 1992           Russia
        AO Kabisco                                                                    Jun 28, 1994           Kazakhstan
        A/O Nabisco                                                                   Aug 16, 1994           Russia
        AO Vostanovlenniy Tabak - Yelets                                              Oct 26, 1994           Russia
        Arjay Equipment Corporation                                                   Nov 08, 1968           Delaware
        Arjay Holdings, Inc.                                                          May 07, 1984           Delaware
        Associated Biscuits *                                                         Mar 29, 1898           England
        Batavia Inc.                                                                  Jul 31, 1951           New Jersey
        Beech-Nut Life Savers (Panama) S.A.                                           Jul 12, 1963           Panama
        Beijing Nabisco Food Company Limited (91%)                                        ?   1995           China
        Bisco Services B.V.                                                           Dec 22, 1988           Netherlands
        Camel Racing Inc.*                                                            Jun 22, 1989           Canada
        Carnes y Conservas Espanolas, S.A. (CARCESA)                                  Dec 02, 1975           Spain
        Cartera e Inversiones S.A.                                                    Mar 05, 1979           Peru
        CGM-Cooperation GmbH                                                          Jan 15, 1990           Germany
        China-American Cigarette Company Limited (50%)***                             May 29, 1984           China
        Cia. Arturo Field Y La Estrella Ltda., S.A. (94.64%)                              ?                  Peru
        Club - Cigarettenfabrik GmbH ****                                             Aug 27, 1990           Germany
        Colophon Company Limited *                                                    Jul 09, 1981           Bermuda
        Comercial Benut, S.A. de C.V. **                                              Mar 16, 1977           Mexico
        Compania Venezolana de Conservas C.A.                                         Jul 25, 1969           Venezuela
        Consiber, S.A.                                                                Mar 31, 1979           Spain
        Covenco Holding C.A.                                                          Nov 26, 1991           Venezuela







































             *  Inactive                                                                                February 14, 1995
            **  In Liquidation                                                                          Page 1
           ***  Partnership                                                                             SUB-CURR
          ****  Nameholder


                                                      RJR NABISCO HOLDINGS CORP.



                                                                                         Date of               Place of
        Name of Subsidiary                                                            Incorporation          Incorporation
        ------------------------------------------------------------------------------------------------------------------



        Dely, S.A.                                                                    Dec 18, 1960           Guatemala
        Distribuidora Pan Americana, S.A.                                             Oct 22, 1974           Panama
        Establecimiento Modelo Terrabusi S.A. (98.9%)                                         ?              Argentina
        Exhold Limited                                                                Oct 03, 1989           Liberia
        Expefo, Inc.                                                                  Mar 09, 1965           Delaware
        Export "A" Inc.                                                               Mar 31, 1989           Canada
        F.& R. Peru, S.A.                                                             Jan 28, 1972           Peru
        Fleischmann Argentina S.A. *                                                  Dec 13, 1990           Argentina
        Fleischmann Corporation, The                                                  Nov 02, 1929           Delaware
        Fleischmann International, Inc.                                               Nov 20, 1944           Delaware
        Fleischmann Peruana Inc.                                                      Sep 01, 1939           Delaware
        Fleischmann Uruguaya S.A.                                                     Mar 09, 1961           Uruguay
        Freezer Queen Foods (Canada) Limited                                          Nov 03, 1967           Ontario, Canada
        Fulmer Corporation Limited                                                    May 15, 1981           Bahamas
        Fulmer Two S.A.                                                               Jul 01, 1991           Panama
        Galletas Artiach, S.A.                                                        Jul 23, 1932           Spain
        Gelatinas Ecuatorianas S.A. (66.7%)                                           Nov 21, 1978           Ecuador
        GEM: Global Event Management, Ltd.                                            Jun 27, 1991           England
        Gemsbeek Holding B.V.                                                         Sep 02, 1963           Netherlands
        Global Events Management, Inc.                                                Sep 05, 1991           Delaware
        Golden Sociedad Anonima                                                       Apr 01, 1966           Costa Rica
        Grapple Company Limited                                                       Sep 02, 1985           Bahamas
        Grupo Gamesa, S.A. de C.V. (1%)                                               Jul 29, 1981           Mexico
        Hanover Servicing, Inc.                                                       Jan 12, 1990           Delaware
        Haus Neuerburg GmbH                                                           Feb 25, 1977           Germany
        Hervin Company, The                                                           May 28, 1965           Oregon
        Hervin Holdings, Inc.                                                         Mar 29, 1988           Delaware
        Hickey & Nicholson Tobacco Company, Ltd., The *                               Apr 30, 1906           Prnc Ed Is., Can.
        Huntley & Palmer Foods Pensions Limited                                           ?   1967           England






































             *  Inactive                                                                                February 14, 1995
            **  In Liquidation                                                                          Page 2
           ***  Partnership                                                                             SUB-CURR
          ****  Nameholder


                                                      RJR NABISCO HOLDINGS CORP.



                                                                                         Date of               Place of
        Name of Subsidiary                                                            Incorporation          Incorporation
        ------------------------------------------------------------------------------------------------------------------



        Industria de Colores y Sabores S.A. *                                         Jun 21, 1967           Colombia
        Industria de Laticinios Gloria Ltda. *                                        Jan 18, 1978           Brazil
        Industrias Alimenticias Maguary S.A.                                               ?                 Brazil
        Iracema Industrias de Caju S.A.                                               Aug 08, 1978           Brazil
        Landers Centro Americana Fabricantes de Molinos Marca                         ------------------     -------------
          "Corona", S.A. de C.V. (95%) **                                             Jan 09, 1979           Honduras
        Landers Y Cia, S.A.                                                           Oct 01, 1951           Colombia
        Leite Gloria do Nordeste S.A.                                                 May 16, 1968           Brazil
        Life Savers Manufacturing, Inc.                                               Apr 21, 1976           Delaware
        Litografia A. Romero, S.A. (.001%)                                            Feb 22, 1978           Canary Is.
        Loste-McVitie's Distribution Service, S.A. (50%)                              Oct 28, 1992           Spain
        Lowney Inc.                                                                   Jan 01, 1983           Federal, Canada
        Mahachai Holding Co. Ltd. (49%)                                               Jan 07, 1986           Thailand
        Marbu, S.A.                                                                   Oct 26, 1967           Spain
        MEX Holdings, Ltd.                                                            Nov 27, 1991           Delaware
        Modi RJR Limited (50%) ***                                                            ?              India
        Mont Pelrin Inc.                                                              May 05, 1954           New Jersey


















































             *  Inactive                                                                                February 14, 1995
            **  In Liquidation                                                                          Page 3
           ***  Partnership                                                                             SUB-CURR
          ****  Nameholder


                                                      RJR NABISCO HOLDINGS CORP.



                                                                                         Date of               Place of
        Name of Subsidiary                                                            Incorporation          Incorporation
        ------------------------------------------------------------------------------------------------------------------



        NABEC, S.A.                                                                   Nov 17, 1982           Ecuador
        Nabisco *                                                                     Dec 24, 1908           England
        Nabisco Argentina S.A.                                                        Mar 14, 1994           Argentina
        Nabisco B.V.                                                                     ?    1994           Netherlands
        Nabisco Biscuit Manufacturing (Midwest), Inc.*                                Dec 21, 1988           New York
        Nabisco Biscuit Manufacturing (West), Inc.*                                   Dec 21, 1988           New York
        Nabisco Brands Holdings Denmark Limited                                          ?    1989           Liberia
        Nabisco Brands Ltd                                                            Jan 1,  1993           Federal, Canada
        Nabisco Brands Nominees Limited *                                             Aug 22, 1983           England
        Nabisco Brands Trading Limited *                                              Mar 25, 1987           Delaware
        Nabisco Brands (U.K.) Limited                                                 Apr 05, 1982           Delaware
        Nabisco Brazil, Inc.                                                          May 10, 1990           Delaware
        Nabisco Caribbean Export, Inc.                                                Jun 13, 1984           Delaware
        Nabisco Cereals *                                                             Mar 15, 1956           England
        Nabisco/Cetus Food Biotechnology Research Partnership (80%) ***               Mar 01, 1984           Delaware
        Nabisco China Limited                                                             ?   1995           China
        Nabisco Chongqing Food Co., Ltd.                                                  ?   1995           China
        Nabisco de Nicaragua, S.A. (60%)                                              Dec 10, 1965           Nicaragua
        Nabisco de Puerto Rico, Inc.                                                  Sep 21, 1951           New York
        Nabisco England IHC, Inc.                                                     Mar 29, 1989           Delaware
        Nabisco Enterprises IHC, Inc.                                                 Mar 22, 1989           Delaware
        Nabisco Espana, S.L.                                                          Jul 15, 1993           Spain
        Nabisco Foods, Inc.                                                           Dec 30, 1991           New Jersey
        Nabisco Group Ltd.                                                            Apr 05, 1982           Nevada
        Nabisco Group Pensions Investments Ltd.                                       Jun 07, 1962           England
        Nabisco Group Pensions Limited                                                Sep 13, 1977           England
        Nabisco Holdings Corp.                                                        Apr 21, 1981           Delaware
        Nabisco Holdings IHC, Inc.                                                    Mar 22, 1989           Delaware
        Nabisco Hong Kong Limited                                                     Apr 12, 1994           Hong Kong
        Nabisco, Inc.                                                                 Feb 03, 1898           New Jersey
        Nabisco, Inc. Foreign Sales Corporation                                       Dec 17, 1991           US Virgin Is.



































             *  Inactive                                                                                February 14, 1995
            **  In Liquidation                                                                          Page 4
           ***  Partnership                                                                             SUB-CURR
          ****  Nameholder


                                                      RJR NABISCO HOLDINGS CORP.



                                                                                         Date of               Place of
        Name of Subsidiary                                                            Incorporation          Incorporation
        ------------------------------------------------------------------------------------------------------------------



        Nabisco International, Inc.                                                   Jul 29, 1947           Delaware
        Nabisco International Limited                                                 Dec 11, 1987           Nevada
        Nabisco International M.E./Africa (49%)                                               ?              Dubai, U.A.E.
        Nabisco International Market Development Group, Inc.                          Mar 22, 1989           Delaware
        Nabisco International, S.A.                                                   Nov 26, 1953           Panama
        Nabisco Investments S.A.                                                      Mar 14, 1994           Argentina
        Nabisco Music Publishers, Inc.                                                Mar 24, 1986           Delaware
        Nabisco Music Ventures, Inc.                                                  Mar 24, 1986           Delaware
        Nabisco (New Zealand) Limited ****                                            Mar 30, 1990           New Zealand
        Nabisco Pension Trust Limited                                                 Aug 31, 1956           England
        Nabisco Royal Argentina Inc.                                                  Sep 29, 1934           Delaware
        Nabisco Royal Chile Limitada                                                  Mar 22, 1978           Chile
        Nabisco Royal Colombiana Inc.                                                 Jan 03, 1938           Delaware
        Nabisco Royal de Honduras S.A.                                                Jul 22, 1982           Honduras
        Nabisco Royal del Ecuador, S.A.                                               Sep 16, 1977           Ecuador
        Nabisco Royal Inc.                                                            Sep 03, 1932           Delaware
        Nabisco Royal Panama, S.A.                                                    Mar 07, 1979           Panama
        Nabisco S.A. de C.V. (99.5%)                                                  Jun 15, 1992           Mexico
        Nabisco (Thailand) Limited (50+%) **                                          Jan 07, 1986           Thailand
        Nabisco Trading A.G.                                                          Aug 02, 1960           Switzerland
        Nabisco Trading Limited*                                                      Feb 20, 1986           England
        Nabisco Venezuela, C.A.                                                       Nov 26, 1991           Venezuela
        National Biscuit Company ****                                                 Jan 17, 1971           Delaware
        New York Style Bagel Chip Company, Inc.                                       Apr 13, 1992           Delaware
        Northern Brands International, Inc.                                           Dec 10, 1992           Delaware
        Nova Zembla Inc.                                                              Aug 19, 1975           New Jersey
        Outdoor Traders International S.r.l. **                                       Jan 17, 1991           Italy
        Plush Pippin Corporation                                                      Aug 06, 1986           Washington
        Plush Pippin Restaurants, Inc.                                                Aug 29, 1974           Oregon
        Precis One Hundred Limited                                                    Feb 12, 1982           England
        Productos Confitados Salvavidas de Guatemala, S.A.                            Jul 03, 1974           Guatemala
        Productos Royal S.A.*                                                         Dec 27, 1977           Argentina
        Produtos Alimenticios Fleischmann e Royal Ltda.                               Nov 28, 1964           Brazil



































             *  Inactive                                                                                February 14, 1995
            **  In Liquidation                                                                          Page 5
           ***  Partnership                                                                             SUB-CURR
          ****  Nameholder


                                                      RJR NABISCO HOLDINGS CORP.



                                                                                         Date of               Place of
        Name of Subsidiary                                                            Incorporation          Incorporation
        ------------------------------------------------------------------------------------------------------------------



        R. J. Reynolds Berhad (60%)                                                   Jan 29, 1970           Malaysia
        R. J. Reynolds (Cyprus) Limited                                               Feb 20, 1990           Cyprus
        R. J. Reynolds-Da Nang Tobacco Company Limited (70%)***                           ?   1994           Vietnam
        R. J. Reynolds Espana, S.L. (50%)                                                     ?              Spain
        R. J. Reynolds Europe, Inc.                                                   Apr 24, 1992           Delaware
        R. J. Reynolds Finance S.A.                                                   Sep 17, 1982           Switzerland
        R. J. Reynolds, Inc.                                                          Oct 09, 1985           Delaware
        R. J. Reynolds International, Inc. *                                          Dec 13, 1985           Delaware
        R. J. Reynolds Italia S.r.l.                                                  Feb 09, 1989           Italy
        R. J. Reynolds (Korea) Ltd.                                                   Mar 09, 1989           Korea
        R. J. Reynolds/M.C. Tobacco Company, Limited (70%)                            Jul 01, 1982           Japan
        R. J. Reynolds Overseas Finance Co. N.V.                                      Oct 21, 1977           Neth. Antilles
        R. J. Reynolds (Portugal) Empresa Comercial de Tabacos, Ltda. (50%)           Jul 20, 1980           Portugal
        R. J. Reynolds Reklam Ve Pazarlama A.S.                                       Mar 22, 1990           Turkey
        R. J. Reynolds Scandinavia A.B.                                               Apr 12, 1969           Sweden
        R. J. Reynolds (SEA) SDN BHD                                                  Aug 29, 1992           Malaysia
        R. J. Reynolds (Slovakia) Spol. s.r.o.                                            ?   1994           Slovakia
        R. J. Reynolds (Thailand) Inc.                                                Aug 06, 1992           Delaware
        R. J. Reynolds Tobacco A.G. Dagmersellen                                      Mar 03, 1966           Switzerland
        R. J. Reynolds Tobacco B.V.                                                   Sep 24, 1973           Netherlands
        R. J. Reynolds Tobacco Company                                                Apr 04, 1899           New Jersey
        R. J. Reynolds Tobacco Company                                                Aug 08, 1969           Delaware
        R. J. Reynolds Tobacco Company (Hong Kong), Limited                           Apr 07, 1970           Hong Kong
        R. J. Reynolds Tobacco Company S.A.E.                                         Apr 27, 1971           Spain
        R. J. Reynolds Tobacco Company Sdn. Bhd.                                      Oct 10, 1973           Malaysia
        R. J. Reynolds Tobacco Company (Taiwan), Inc.                                 Apr 14, 1988           Delaware
        R. J. Reynolds Tobacco (Croatia) Ltd. *                                          ?    1994           Croatia
        R. J. Reynolds Tobacco Foreign Sales Corporation                              Dec 19, 1984           US Virgin Is.
        R. J. Reynolds Tobacco France S.A.                                            Aug 21, 1976           France
        R. J. Reynolds Tobacco GmbH                                                   Nov 30, 1957           Germany
        R. J. Reynolds Tobacco Hellas A.E.B.E.                                        Sep 24, 1981           Greece
        R .J. Reynolds Tobacco (Hungary) Kft                                          Jun 18, 1991           Hungary
        R. J. Reynolds Tobacco (Hungary) LLC                                          Feb 27, 1991           Hungary

































             *  Inactive                                                                                February 14, 1995
            **  In Liquidation                                                                          Page 6
           ***  Partnership                                                                             SUB-CURR
          ****  Nameholder


                                                      RJR NABISCO HOLDINGS CORP.



                                                                                         Date of               Place of
        Name of Subsidiary                                                            Incorporation          Incorporation
        ------------------------------------------------------------------------------------------------------------------



        R. J. Reynolds Tobacco International (Asia Pacific), Inc.                     Nov 27, 1978           Delaware
        R. J. Reynolds Tobacco International (Hong Kong) Limited                      Jul 28, 1987           Hong Kong
        R. J. Reynolds Tobacco International, Inc.                                    Jan 12, 1976           Delaware
        R. J. Reynolds Tobacco International (Korea), Inc.                            Jan 17, 1991           Delaware
        R. J. Reynolds Tobacco International (Mexico), Inc.                           Jun 24, 1981           Delaware
        R. J. Reynolds Tobacco International S.A.                                     Nov 03, 1966           Switzerland
        R. J. Reynolds Tobacco - Kazakhstan                                           Jun 30, 1994           Kazakhstan
        R. J. Reynolds Tobacco - Kremenchuk (70%)                                     Jun 10, 1993           Ukraine
        R. J. Reynolds Tobacco Limited *                                              Jun 18, 1975           New Zealand
        R. J. Reynolds Tobacco - Lviv JSC (70%)                                       Oct 28, 1993           Ukraine
        R. J. Reynolds Tobacco (MAK)                                                      ?   1994           Macedonia
        R. J. Reynolds Tobacco (Poland) S.o.o.                                        Jan 07, 1991           Poland
        R. J. Reynolds Tobacco (Romania) Ltd.                                             ?   1994           Romania
        R. J. Reynolds Tobacco Rt                                                     Jul 28, 1992           Hungary
        R. J. Reynolds Tobacco Spol. s.r.o.                                           Apr 12, 1991           Czech.
        R. J. Reynolds Tobacco (UK) Limited                                           Nov 18, 1980           England
        R. J. Reynolds Trading Company Sdn. Bhd.                                      Nov 06, 1987           Malaysia
        R. J. Reynolds Tutun Sanayi A.S.                                              Jan 21, 1992           Turkey
        Reynolds Manufacturing (Bulgaria) Ltd. (67%) *                                    ?   1994           Bulgaria
        Reynolds Manufacturing (Romania) SRL (97%)                                        ?   1994           Romania
        Reynolds Technologies, Inc.                                                   Mar 01, 1994           Delaware
        Ritz Biscuit Company Limited ****                                             Sep 28, 1989           England
        RJI Corporation                                                               Nov 06, 1970           Delaware
        RJR-Armavirtabak                                                              Oct 24, 1994           Russia
        RJR (Bulgaria) Ltd. *                                                             ?   1994           Bulgaria
        RJR Comercial Ltda. *                                                         Aug 18, 1977           Brazil
        RJR Group, Inc., The                                                          Dec 13, 1985           Delaware
        RJR Industries, Inc.                                                          Dec 29, 1975           Delaware
        RJR Industries (U.K.) Limited **                                              Jun 01, 1982           England
        RJR-Macdonald Inc.                                                            Sep 12, 1978           Federal, Canada
        RJR Mauritius Private Limited                                                 Sep 27, 1993           Mauritius
        RJR Merchandise Marketing Company                                             Aug 22, 1994           Delaware
        RJR Nabisco & Company ***                                                     Mar 20, 1992           Cyprus
        RJR Nabisco China Limited                                                     Dec 28, 1979           Hong Kong
        RJR Nabisco (Cyprus) Limited                                                  Mar 29, 1990           Cyprus
        RJR-Nabisco Industries, Inc.                                                  Dec 13, 1985           Delaware
        RJR Nabisco Investments, Inc.                                                 Mar 22, 1989           Delaware
        RJR Nabisco (Kiev) JSC                                                        Apr 09, 1993           Ukraine
        RJR Nabisco (Philippines) Inc.                                                Apr 22, 1992           Philippines
        RJR Nabisco Processing, Inc.                                                  Nov 21, 1994           Delaware
        RJR Nabisco Securities Ltd.                                                   Sep 28, 1987           Federal, Canada
        RJR Nabisco Washington, Inc.                                                  Dec 13, 1985           Delaware























             *  Inactive                                                                                February 14, 1995
            **  In Liquidation                                                                          Page 7
           ***  Partnership                                                                             SUB-CURR
          ****  Nameholder


                                                      RJR NABISCO HOLDINGS CORP.



                                                                                         Date of               Place of
        Name of Subsidiary                                                            Incorporation          Incorporation
        ------------------------------------------------------------------------------------------------------------------



        RJR-Petro (82%) ***                                                           May 07, 1992           Russia
        RJR Sales Co.                                                                 Feb 18, 1993           Delaware
        RJR Technical Company                                                         May 16, 1991           Delaware
        RJR Tobacco Company, Inc.                                                     Dec 30, 1982           N. Carolina
        RJR Tobacco Consolidated IHC, Inc.                                            Mar 22, 1989           Delaware
        RJR Tobacco Eurasia, Inc.                                                     May 26, 1994           Delaware
        RJR Tobacco Holdings IHC, Inc.                                                Mar 22, 1989           Delaware
        RJR Tobacco Russia                                                            Dec 05, 1991           Russia
        RJR Trade Promotion Co.                                                       Feb 18, 1993           Delaware
        RJRN Policy Institute, Inc.                                                   Dec 13, 1985           Delaware
        Royal Brands Portugal Comercio e Industria Limitada                           Dec 23, 1916           Portugal
        Royal Brands, S.A. (98.92%)                                                   May 20, 1952           Spain
        Royal Food Products, S.A.                                                     Jul 02, 1976           Tunisia
        Royal Holding C.A.                                                            Nov 26, 1991           Venezuela
        Royal Productos Alimenticios, C.A.                                            Jul 26, 1971           Venezuela
        Salem Holidays Sdn. Bhd.                                                      Sep 18, 1993           Malaysia
        Salem Power Station Sdn. Bhd. *                                                       ?              Malaysia
        Salem Servicing, Inc.                                                         Jan 12, 1990           Delaware
        Salvavidas S. de R.L. de C.V. **                                              Mar 30, 1967           Mexico
        Saria Inc.                                                                    Mar 09, 1956           New Jersey
        S. F. Imports, Inc.                                                           May 26, 1994           Delaware
        Smiths Foods *                                                                Jul 26, 1922           England
        Sociedade Brasileira Beneficiadora de Cha' Ltda. (60%)                        Feb 24, 1958           Brazil
        Sports Marketing Enterprises, Inc. ****                                       Apr 14, 1988           N. Carolina
        STAR Cooperation GmbH ****                                                    Jan 29, 1960           Germany
        Stella D'oro Biscuit Co., Inc.                                                Jan 02, 1948           New York
        Sunrise Biosystems, Inc. (50%) ***                                            Mar 01, 1994           Delaware
        Tevalca Holding C.A.                                                          Nov 26, 1991           Venezuela
        Transnational Services, Inc.                                                  Jan 06, 1988           Delaware
        20th Century Denmark Limited                                                  Mar 06, 1990           Liberia
        Vantage Arts Inc.                                                             Jun 22, 1989           Canada
        WBI (International) S.A. *                                                    Nov 22, 1988           Switzerland
        West Indies Yeast Company Limited (72%)                                       Nov 29, 1965           Jamaica
        Worldwide Brands, Inc.                                                        Oct 18, 1983           Delaware
        Worldwide Brands Inc. Sdn. Bhd.                                               Mar 30, 1991           Malaysia
        Worldwide Brands International (Hong Kong) Limited                            Jan 19, 1988           Hong Kong
        Yili-Nabisco Biscuit & Food Company Limited (51%) ***                         Jan 29, 1985           China































             *  Inactive                                                                                February 14, 1995
            **  In Liquidation                                                                          Page 8
           ***  Partnership                                                                             SUB-CURR
          ****  Nameholder